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                                                                     EXHIBIT 10
                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors
American Fidelity Assurance Company:

We consent to the use of our reports included herein and the reference to our firm under the heading "Financial Statements" in the Statement of Additional Information.


                                                        /s/ KPMG LLP



Oklahoma City, Oklahoma
April 21, 2000